
WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN, 2000-VFN, 2000-1 and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                     July 15, 2001
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POOL BALANCE:                                                Month of:
                                                             June , 2001


Pool Balance, beginning of month                             $999,344,199.85

Pool Balance, end of month                                   $991,030,701.97

Pool Balance, average                                        $967,924,838.07

Required Pool Balance, end of month                          $991,030,701.97



COLLECTIONS & SERIES ALLOCATIONS                             Month of:
                                                             June , 2001

Series Allocable Principal Collections
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $417,390,512.60
   Series 2001-1                                             $178,881,648.26
                                                             $596,272,160.85

Series Allocable Non-Principal Collections
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $  4,193,291.47
   Series 2001-1                                             $  1,797,124.91
                                                             $  5,990,416.38

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $ -
   Series 2001-1                                             $ -
                                                             $ -

Investment Proceeds
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $    300,934.40
   Series 2001-1                                             $    129,064.34
                                                             $    429,998.74


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD              Month of:
                                                             June , 2001

1999-VFN                                                     $          0.00
Series 2000-VFN                                              $          0.00
Series 2000-1 Class A                                        $          0.00
Series 2000-1 Class B                                        $          0.00
Series 2001-1 Class A                                        $          0.00
Series 2001-1 Class B                                        $          0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                 First day of:
                                                             June , 2001

Series Allocation Percentages
     Series 1999-VFN                                                    0.00%
     Series 2000-VFN                                                    0.00%
     Series 2000-1                                                     70.00%
     Series 2001-1                                                     30.00%
Floating Allocation Percentages
     Series 1999-VFN                                                    0.00%
     Series 2000-VFN                                                    0.00%
     Series 2000-1                                                     90.65%
     Series 2001-1                                                     90.65%
Principal Allocation Percentages
     Series 1999-VFN                                                    0.00%
     Series 2000-VFN                                                    0.00%
     Series 2000-1                                                      0.00%
     Series 2001-1                                                      0.00%

 ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES       Month of:
                                                             June , 2001

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $          0.00
   Cert. Percentage minus Excess Cert. Percentage:           $          0.00
                                                             $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $          0.00
   Cert. Percentage minus Excess Cert. Percentage:           $          0.00
                                                             $          0.00
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $          0.00
   Cert. Percentage minus Excess Cert. Percentage:           $          0.00
                                                             $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $          0.00
   Cert. Percentage minus Excess Cert. Percentage:           $          0.00
                                                             $          0.00
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $378,348,055.50
   Cert. Percentage minus Excess Cert. Percentage:           $ 39,042,457.09
                                                             $417,390,512.60
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $  3,801,053.51
   Cert. Percentage minus Excess Cert. Percentage:           $    392,237.96
                                                             $  4,193,291.47
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $162,149,166.64
   Cert. Percentage minus Excess Cert. Percentage:           $ 16,732,481.61
                                                             $178,881,648.26
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $  1,629,022.93
   Cert. Percentage minus Excess Cert. Percentage:           $    168,101.98
                                                             $  1,797,124.91


                                                             Paid on:
MONTHLY DISTRIBUTIONS                                        July 16, 2001

Principal Distributions to Investors
     Series 1999-VFN                                         $ -
     Series 2000-VFN                                         $ -
     Series 2000-1 Class A                                   $ -
     Series 2000-1 Class B                                   $ -
     Series 2001-1 Class A                                   $ -
     Series 2001-1 Class B                                   $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                         $          0.00000000
     Series 2000-VFN                                         $          0.00000000
     Series 2000-1 Class A                                   $          0.00000000
     Series 2000-1 Class B                                   $          0.00000000
     Series 2001-1 Class A                                   $          0.00000000
     Series 2001-1 Class B                                   $          0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                         $     19,762.50
     Series 2000-VFN                                         $     19,125.00
     Series 2000-1 Class A                                   $  2,289,083.06
     Series 2000-1 Class B                                   $    205,995.00
     Series 2001-1 Class A                                   $    980,349.17
     Series 2001-1 Class B                                   $     88,134.72

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                         $ -
     Series 2000-VFN                                         $ -
     Series 2000-1 Class A                                   $          3.54347222
     Series 2000-1 Class B                                   $          3.81472222
     Series 2001-1 Class A                                   $          3.53916667
     Series 2001-1 Class B                                   $          3.83194444

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $    528,421.92
     Series 2001-1                                           $    226,466.54

Reserve Fund Deposit Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $          0.00
     Series 2001-1                                           $          0.00


MONTHLY DISTRIBUTIONS (Cont.)                                Paid on:
                                                             July 16, 2001

Investor Default Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $          0.00
     Series 2001-1                                           $          0.00

Monthly Dilution Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $          0.00
     Series 2001-1                                           $          0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $          0.00
     Series 2001-1                                           $          0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $          0.00
     Series 2001-1                                           $          0.00

Carry-Over Amount
     Series 2000-1 Class A                                   $          0.00
     Series 2000-1 Class B                                   $          0.00
     Series 2001-1 Class A                                   $          0.00
     Series 2001-1 Class B                                   $          0.00
Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00

Previously waived servicing fee
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $          0.00
     Series 2001-1                                           $          0.00

Collections Released to Cert. during Collection Period       $596,832,500.79

Excess Distributed to Cert. on Payment Date                  $  1,502,737.28


FUNDED AND INVESTED AMOUNTS:                                 Last day of:
                                                             June , 2001

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                        $600,000,000.00
Incremental Funded Amounts (Cumulative)                      $185,000,000.00
Principal Distributed to Investors (Cumulative)              $785,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)               $          0.00
   Funded Amount                                             $          0.00

Series Excess Funding Amount                                 $          0.00
Principal Funding Account Balance                            $          0.00
   Invested Amount                                           $          0.00

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                        $150,000,000.00
Incremental Funded Amounts (Cumulative)                      $          0.00
Principal Distributed to Investors (Cumulative)              $150,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)               $          0.00
   Funded Amount                                             $          0.00

Series Excess Funding Amount                                 $          0.00
Principal Funding Account Balance                            $          0.00
   Invested Amount                                           $          0.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                      $646,000,000.00
Principal Distributed to Investors (Cumulative)              $          0.00
Principal Funding Account Balance                            $          0.00
Unreimbursed Investor Charge Offs (Cumulative)               $          0.00
Series Excess Funding Amount                                 $ 69,076,597.35
   Invested Amount                                           $576,923,402.65

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                      $ 54,000,000.00
Principal Distributed to Investors (Cumulative)              $          0.00
Principal Funding Account Balance                            $          0.00
Unreimbursed Investor Charge Offs (Cumulative)               $          0.00
Series Excess Funding Amount                                 $          0.00
   Invested Amount                                           $ 54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                      $277,000,000.00
Principal Distributed to Investors (Cumulative)              $          0.00
Principal Funding Account Balance                            $          0.00
Unreimbursed Investor Charge Offs (Cumulative)               $          0.00
Series Excess Funding Amount                                 $ 29,604,256.01
   Invested Amount                                           $247,395,743.99

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                      $ 23,000,000.00
Principal Distributed to Investors (Cumulative)              $          0.00
Principal Funding Account Balance                            $          0.00
Unreimbursed Investor Charge Offs (Cumulative)               $          0.00
Series Excess Funding Amount                                 $          0.00
   Invested Amount                                           $ 23,000,000.00


BALANCES AS OF PAYMENT DATE                                  As of:
                                                             July 16, 2001

Series 1999-VFN
   Reserve Fund Balance                                      $          0.00
   Reserve Fund Deficiency Amount                            $          0.00
   Principal Funding Account Balance                         $          0.00
   Outstanding Principal Balance                             $          0.00

Series 2000-VFN
   Reserve Fund Balance                                      $          0.00
   Reserve Fund Deficiency Amount                            $          0.00
   Principal Funding Account Balance                         $          0.00
   Outstanding Principal Balance                             $          0.00

Series 2000-1
   Reserve Fund Balance                                      $  3,500,000.00
   Reserve Fund Deficiency Amount                            $          0.00
   Principal Funding Account Balance                         $          0.00
   Outstanding Principal Balance, Class A                    $646,000,000.00
   Outstanding Principal Balance, Class B                    $ 54,000,000.00

Series 2001-1
   Reserve Fund Balance                                      $  1,500,000.00
   Reserve Fund Deficiency Amount                            $          0.00
   Principal Funding Account Balance                         $          0.00
   Outstanding Principal Balance, Class A                    $277,000,000.00
   Outstanding Principal Balance, Class B                    $ 23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                        Last day of:
     To be used in the following month's computations.       June , 2001

Pool Total Components of Excess Receivables:
     Used Vehicles                                           $104,603,224.76
     Finance Hold Receivables (for Credit Reasons Only)      $ 10,595,225.56
     Delayed Payment Program                                 $    864,177.46

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                           $247,757,675.49
     Finance Hold Receivables                                $          0.00
     Delayed Payment Program                                 $ 19,820,614.04

Total Excess Receivables                                     $ 10,595,225.56

Overconcentration Amount                                     $          0.00

Ineligible Amount                                            $          0.00

Trust Incremental Subordinated Amount                        $ 10,595,225.56



POOL SERIES SUBORDINATED AMOUNTS                             As of:
                                                             June 30, 2001

Series Incremental Subordinated Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $  7,935,184.15
     Series 2001-1                                           $  3,400,793.21

Required Subordinated Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $ 62,859,869.92
     Series 2001-1                                           $ 26,939,944.25

Available Subordinated Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $ 62,859,869.92
     Series 2001-1                                           $ 26,939,944.25


CHARGE OFFS                                                  For Month of:
                                                             June , 2001

Defaulted Receivables                                        $          0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                           $          0.00
   Series 2000-VFN                                           $          0.00
   Series 2000-1                                             $          0.00
   Series 2001-1                                             $          0.00

Deficiency Amount
   Series 1999-VFN                                           $          0.00
   Series 2000-VFN                                           $          0.00
   Series 2000-1                                             $          0.00
   Series 2001-1                                             $          0.00

Required Draw Amount
   Series 1999-VFN                                           $          0.00
   Series 2000-VFN                                           $          0.00
   Series 2000-1                                             $          0.00
   Series 2001-1                                             $          0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                           $          0.00
   Series 2000-VFN                                           $          0.00
   Series 2000-1                                             $          0.00
   Series 2001-1                                             $          0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)               As of:
                                                             July 16, 2001

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1 Class A                                   $          0.00
     Series 2000-1 Class B                                   $          0.00
     Series 2001-1 Class A                                   $          0.00
     Series 2001-1 Class B                                   $          0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1 Class A                                   $          0.00
     Series 2000-1 Class B                                   $          0.00
     Series 2001-1 Class A                                   $          0.00
     Series 2001-1 Class B                                   $          0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1 Class A                                   $          0.00
     Series 2000-1 Class B                                   $          0.00
     Series 2001-1 Class A                                   $          0.00
     Series 2001-1 Class B                                   $          0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1 Class A                                   $          0.00
     Series 2000-1 Class B                                   $          0.00
     Series 2001-1 Class A                                   $          0.00
     Series 2001-1 Class B                                   $          0.00

INTEREST RATE FOR NEXT PAYMENT DATE                          As of:
                                                             July 16, 2001

Series 1999-VFN Estimated                                               4.0800000%
Series 2000-VFN Estimated                                               4.0800000%
Series 2000-1 Class A                                                   3.9650000%
Series 2000-1 Class B                                                   4.2800000%
Series 2001-1 Class A                                                   3.9600000%
Series 2001-1 Class B                                                   4.3000000%

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